Money Market Fund	Prospectus and SAI Supplement

UBS Retirement Money Fund

Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 28, 2015, as supplemented

March 29, 2016

Dear Investor:

The purpose of this supplement is to (i) update the Prospectus and SAI in response to amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the primary rule governing money market funds, including UBS Retirement Money Fund (the “Fund”), and (ii) update certain information contained in the Prospectus regarding principal risks and disclosure of portfolio holdings and market-based net asset values for the Fund. The regulatory changes referred to in the first part of the preceding sentence impact key aspects of how money market funds are structured and operate, and the disclosure changes referred to in the second part of the preceding sentence are being made to comply with new regulatory requirements that will become effective on April 14, 2016.

I. Changes in Response to Amendments to Rule 2a-7

The Fund has been informed by its primary dealer, UBS Financial Services Inc., that on or about June 24, 2016, UBS Financial Services Inc. will no longer offer the Fund as a cash sweep option as part of its sweep program. On or about June 24, 2016, through a bulk exchange transaction, UBS Financial Services Inc. intends to redeem its customers from the Fund and transfer the proceeds from the redemption to UBS RMA Government Money Market Fund (“RMA Government”), another money market fund advised by UBS Asset Management (Americas) Inc., the Fund’s investment advisor (“UBS AM”). This transaction is expected to occur at a $1.00 net asset value per share. Accordingly, shareholders should receive shares of RMA Government having an aggregate net asset value equal to the aggregate net asset value of their shares of the Fund. Shares of the Fund will no longer be available for purchase effective on or about June 23, 2016. Shareholders will be separately contacted by UBS Financial Services Inc. with additional information regarding this bulk exchange transaction. Shareholders who do not want their redemption proceeds transferred into RMA Government need to notify their Financial Advisor on or before June 23, 2016, to discuss investment alternatives. Any purchase of Fund shares prior to June 23, 2016, will be treated as an investor’s affirmative consent to have his or her shares redeemed and the proceeds transferred to RMA Government. You may request a copy of RMA Government’s prospectus prior to June 24, 2016, or, alternatively, you will receive a copy of RMA Government’s prospectus before or along with confirmation that the bulk exchange transaction has been consummated.

II. Principal Risk and Disclosure of Portfolio Holdings and Market-Based Net Asset Values Changes

The Prospectus is hereby supplemented as shown below.

Effective April 14, 2016, the section captioned “Fund summary” and sub-captioned “Principal Risks” beginning on page 3 of the Prospectus is revised by replacing all of the first paragraph of that section, except for the last sentence, with the following:

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

ZS-787

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Effective April 14, 2016, the section captioned “Disclosure of portfolio holdings” on page 18 of the Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The fund will disclose on UBS AM’s Web site, within five business days after the end of each month: (1) a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund, and (2) an update showing additional portfolio characteristics broken down by country, including related weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: http://www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s Web site; UBS AM’s Web site will also contain a link to these filings, when available. The UBS AM Web site will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share.

Effective April 14, 2016, the section captioned “Disclosure of market-based net asset values” on page 19 of the Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

On each business day, the fund will post its market-based net asset value per share (“market-based NAV”) for the prior business day on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings.

If you have questions regarding these matters, please contact your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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